UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2012 (September 10, 2012)

Realogy Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-173250, 333-173254 and 333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Domus Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-173250	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive

Parsippany, NJ 07054

(Address of Principal Executive Offices) (Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2012, Realogy Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of Domus Holdings Corp., amended the employment agreement with its Chairman, Chief Executive Officer and President, Richard A. Smith, to provide for an extended term ending on April 9, 2016. Except as otherwise described herein there have been no other changes to the provisions of the employment agreement. A copy of the amendment is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment.

Item 9.01	Exhibits and Financial Statements.

(d)	Exhibits

Exhibit Number	Exhibit

10.1	Amendment to Employment Agreement, dated as of September 10, 2012, between Realogy Corporation and Richard A. Smith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Corporation

By:	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: September 14, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Domus Holdings Corp.

By:	/s/ Anthony E. Hull
	Name:	Anthony E. Hull
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: September 14, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Amendment to Employment Agreement, dated as of September 10, 2012, between Realogy Corporation and Richard A. Smith.